THE AMERICAN HERITAGE FUND, INC.                     [LOGO]

                                                     1370 Avenue of the Americas
Heiko Thieme                                         New York City, NY 10019
Chairman                                             Phone: (212) 397-3900
                                                     Fax: (212) 397-4036

January 2002

To our valued shareholders:

The American Heritage Fund celebrated its 50th Anniversary this January. Among the universe of over 14,000 Mutual Funds, not even one hundred can point to such a long but also rather controversial history. Anybody who seeks a fund, with a low expense ratio and steady performance, would certainly never turn to The American Heritage Fund. While we like to be competitive, we do not yield to performance pressure. At times we had one of the highest portfolio turnovers followed by one of the lowest. Presently, less than a handful of stocks make up our portfolio. Our approach is to seek unique situations, which over time, we expect will produce an above average return.

When I became the manager twelve years ago, in February 1990, the Fund was one of the worst performing with a rather dismal record. After a disappointing start -- 1990 was a recession year and thus not good for the stock market -- it became the best performing fund in the country for the three-year-period from 1991 through 1993. In the following years the Fund fell on hard times and massive net redemptions made it virtually impossible to maintain an orderly management approach. In 1995, The American Heritage Fund received the Steadman Prize from the Mutual Funds Magazine for the worst performing fund in that year. On my insistence, a trophy for this rather questionable award had to be especially made up and is prominently displayed in my office next to the Phoenix trophy which we received in 1997, when The American Heritage Fund once again became the best performing fund in the country. Since then, the Fund's performance has moved to the other extreme.

Since past performance is no guarantee for the future, thus far in 2002, our performance ranks first among all U.S. funds. However short the time span of one month is, hopefully it is a fresh beginning for the next 50 years of The American Heritage Fund. I would like to thank those who have shown staying power for their loyalty.

The above data represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Shareholders who would like to have our detailed analysis of the stock market, world economy and political trends can request our monthly newsletter, which has been published for 24 years under (212) 397-3900. My strategy will be discussed in my next conference call, which will take place on Thursday April 4th at
4.30 p.m. ET. The toll free number is (800) 659-8290.

Yours truly,

Heiko Thieme

                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                         NOVEMBER 30, 2001 (UNAUDITED)
                 ---------------------------------------------

              ASSETS
Investments in securities, at
  value
  (Cost $11,209,599) (Note 3).....  $  1,102,485
Cash..............................        13,169
Dividends and interest
  receivable......................             1
                                    ------------
  TOTAL ASSETS....................     1,115,655
                                    ------------

           LIABILITIES
Accrued expenses and other
  liabilities.....................        19,923
                                    ------------
  TOTAL LIBILITIES................        19,923
                                    ------------

            NET ASSETS
Net Assets (equivalent to $0.10
  per share based on 10,917,490
  shares of capital stock
  outstanding)....................  $  1,095,732
                                    ------------
                                    ------------
Composition of net assets:
Paid in capital...................  $ 59,348,110
Accumulated net investment loss...    (4,279,506)
Accumulated net realized loss on
  Investments.....................   (43,865,758)
Net unrealized depreciation on
  Investments.....................   (10,107,114)
                                    ------------
    NET ASSETS,
      November 30, 2001...........  $  1,095,732
                                    ------------
                                    ------------




                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                         NOVEMBER 30, 2001 (UNAUDITED)
                 ---------------------------------------------

                              Number of
                               Shares       Value
----------------------------------------------------

        COMMON STOCKS & WARRANTS  -  102.33%

BANKING & FINANCE  -  0.00%

Kouri Capital Group, Inc.*+..   200,000   $        0
                                          ----------
 BIOTECHNOLOGY  -  94.67%
 Direct Therapeutics,
  Inc.*+....................    160,000       48,000
 Senetek PLC Sponsored
  ADR*^.....................  1,356,100      962,831
                                          ----------
                                           1,010,831
                                          ----------

COMMUNICATION EQUIPMENT  -  0.00%
 Millicom International
  Cellular S.A. Rights*^+...     27,100            0
                                          ----------
 CONSUMER PRODUCTS  -  1.06%
 Group Sense International
  Ltd.*.....................    440,000       11,283
                                          ----------
 ENTERTAINMENT & LEISURE  -  0.00%
 Gold Star International,
  Inc. Units*^+............       5,000            0
                                          ----------
 MEDICAL TECHNOLOGY  -  6.56%
 A D M Tronics Unlimited,
  Inc.*.....................  2,000,000       70,000
 Medtrack, Inc.*+............    300,000            0
                                          ----------
                                              70,000
                                          ----------
 RETAILERS  -  0.04%
 Massimo da Milano, Inc.^....    149,322          523
                                          ----------
 TOTAL COMMON STOCKS & WARRANTS
  (Cost $11,199,751)........               1,092,637
                                          ----------

   The accompanying notes are an integral part of these financial statements.

                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                         NOVEMBER 30, 2001 (UNAUDITED)
                                  (Continued)
                 ---------------------------------------------

                               Number of
                                Shares       Value
-----------------------------------------------------

             PREFERRED STOCKS  -  0.00%
Medtracks Inc. Pf B+
  (Cost $0)..................    30,000    $        0
                                           ----------

              BONDS AND NOTES  -  0.00%
International Fast Food
  G-Bond
  (Cost $0)..................   150,000             0
                                           ----------

          SHORT TERM INVESTMENTS  -  0.92%

First Treasury Fund
  (Cost $9,848)..............     9,848         9,848
                                           ----------
 TOTAL SECURITIES
  (Cost $11,209,599).........              $1,102,485
                                           ----------
                                           ----------

* Non-income producing security.

^ Foreign security.

+ Illiquid security.


                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                            STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001
                                  (UNAUDITED)
                 ---------------------------------------------

INVESTMENT INCOME:
Dividends............................  $       0
Interest.............................      3,608
                                       ---------
TOTAL INVESTMENT INCOME..............      3,608
                                       ---------

EXPENSES:
Investment advisory fees (Note 2)....      8,434
Legal fees...........................     11,822
Insurance fees.......................     18,363
Audit fees...........................      7,483
Transfer agent fees..................     17,668
Rent.................................      7,192
Administration fees..................      7,401
Postage and printing.................      7,657
Registration fees and expenses.......      6,017
Director's fees......................      5,014
Custodian fees.......................      3,259
Miscellaneous........................        332
                                       ---------
TOTAL EXPENSES.......................    100,642
                                       ---------
Net investment loss..................    (97,034)
                                       ---------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) from
  investment transactions............   (340,833)
Net change in unrealized appreciation
  (depreciation) on investments......   (411,270)
                                       ---------
Net realized and unrealized gain
  (loss) on investments..............   (752,103)
                                       ---------
Net increase (decrease) in net assets
  resulting from operations..........  $(849,137)
                                       ---------
                                       ---------

   The accompanying notes are an integral part of these financial statements.

                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)
                 ---------------------------------------------

                          SIX MONTHS
                            ENDING       YEAR ENDING
                         NOVEMBER 30,      MAY 31,
                             2001           2001
                         -------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
Net investment loss....   $  (97,034)    $  (320,895)
Net realized gain
  (loss) from
  investment
  transactions.........     (340,833)       (311,675)
Net change in
  unrealized
  depreciation on
  investments..........     (411,270)       (447,991)
                          ----------     -----------
Net decrease in net
  assets resulting from
  operations...........     (849,137)     (1,080,561)
                          ----------     -----------
Distributions to
  shareholders:
  Net investment
    income.............            0               0
  Net realized gains on
    Investments........            0               0
Capital share
  transactions
  (Note 7).............      (28,562)       (419,774)
                          ----------     -----------
  Net decrease in net
    Assets.............     (877,699)     (1,500,335)

NET ASSETS:
Beginning of year......    1,973,431       3,473,766
                          ----------     -----------
End of year............   $1,095,732     $ 1,973,431
                          ----------     -----------
                          ----------     -----------

   The accompanying notes are an integral part of these financial statements.

                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                         NOVEMBER 30, 2001 (UNAUDITED)
                 ---------------------------------------------

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The American Heritage Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Significant accounting principles of the Fund are as follows:

SECURITY VALUATIONS

The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on the exchange, market value is based on the latest bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the trading day. Securities for which market quotations are not readily available are valued as the Board of Directors or a committee composed of members of the Board of Directors, in good faith determines.

FEDERAL INCOME TAXES

It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

OPTION WRITING
When the Fund sells an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from the sales of securities. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, are also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrued basis.

NOTE 2. INVESTMENT ADVISORY AGREEMENT
AND OTHER TRANSACTIONS

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives a fee of 1.25% of the Fund's first $100 million average net asset value and 1% of such value on any additional net assets, computed daily and payable monthly. For the six months ended

                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                         NOVEMBER 30, 2001 (UNAUDITED)
                                  (Continued)
                 ---------------------------------------------

November 30, 2001, AHMC received $8,434 in investment advisory fees. Heiko H. Thieme is the Fund's Chairman of the Board of Directors, Chief Executive Officer and Secretary. Heiko H. Thieme is also the Chairman of the Board of Directors, Chief Executive Officer and Secretary of AHMC, of which he owns 100% of the outstanding shares.

The Fund has agreed to reimburse AHMC for office space utilized by the Fund. For the six months ended November 30, 2001, the Fund reimbursed AHMC $7,192 for the use of its office space.

AHMC is also reimbursed for administrative personnel utilized by the Fund. Total reimbursement was $7,401 for the six months ended November 30, 2001.

NOTE 3. INVESTMENTS

For the six months ended November 30, 2001, purchases and sales of investment securities other than short-term investments aggregated $73,803 and $70,730, respectively. As of November 30, 2001, the gross unrealized appreciation for all securities totaled $52,184 and the gross unrealized depreciation for all securities totaled $10,159,298, or a net unrealized depreciation of $10,107,114. The aggregate cost of securities for federal income tax purposes at November 30, 2001, was $11,209,559.

NOTE 4. RESTRICTED SECURITIES AND OTHER ILLIQUID SECURITIES

Investments in restricted securities and investments, where market quotations are not available, are valued at fair value as determined in good faith by the Board of Directors, or a committee composed of members of the Board of Directors of the Fund.

The Fund may acquire portfolio securities called restricted securities, which can be sold only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption from such registration. In addition, other securities held by the Fund may be illiquid which means they cannot be sold or disposed of in the ordinary course of business at approximately the quoted market value of such securities, or in the absence of such quoted market value, the price at which the fund has valued such securities. The Fund will not invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets.

Restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration thereunder are not subject to the foregoing limitation, unless they are otherwise illiquid.

Certain securities held by the Fund, which were restricted at the time of their acquisition, have been deemed to no longer be restricted for financial statement presentation purposes in reliance upon the provisions of Rule 144 under the Securities Act of 1933.

The Fund normally will be able to purchase restricted securities at a substantial discount from the market value of similar unrestricted securities, but there are certain risks which the Fund will necessarily assume in acquiring restricted securities. The principal risk is that the Fund may have difficulty in disposing of such securities without registration under the Securities Act of 1933, and the Fund will have to bear the risk of market conditions prior to such registration. In the absence of an agreement obtained at the time of purchase of such securities, there can be no assurance that the issuer will register the restricted securities. Furthermore, if the Fund disposes of restricted securities without registration, it may be necessary to sell

                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                         NOVEMBER 30, 2001 (UNAUDITED)
                                  (Continued)
                 ---------------------------------------------


such shares at a discount similar to or greater than that at which the Fund purchased the shares.

NOTE 5. CARRYOVERS

At November 30, 2001, the Fund had net capital loss carryforwards of approximately $46,389,000, expiring in 2002 through 2006 and net operating loss carry forwards of approximately $4,141,000, expiring in 2001 through 2016.

NOTE 6. REDEMPTIONS

The Fund reserves the right to make payments for shares redeemed in cash or in kind.

NOTE 7. CAPITAL SHARE TRANSACTIONS

As of November 30, 2001, the total paid in capital was $59,348,110.

Transactions in capital stock were as follows:

                            FOR THE SIX
                            MONTHS ENDED
                         NOVEMBER 30, 2001     FOR THE YEAR ENDED
                            (UNAUDITED)           MAY 31, 2001
                         ------------------   ---------------------
                          SHARES    AMOUNT      SHARES      AMOUNT
                          ------    ------      ------      ------
Shares sold............   149,913    16,033        7,049      1,400
Shares issued on
 reinvestment of
 dividends.............         0         0            0          0
Shares redeemed........  (329,638)  (44,595)  (1,654,398)  (421,174)
                         --------   -------   ----------   --------
Net decrease...........  (179,725)  (28,562)  (1,647,349)  (419,774)
                         --------   -------   ----------   --------
                         --------   -------   ----------   --------

NOTE 8. CONTINGENCIES

On October 5, 1994, a shareholder of the Fund on behalf of himself and a purported class of others brought an action against the Fund, AHMC, Heiko H. Thieme and Richard K Parker in the United States District Court for the Southern District of New York. Although the Fund cannot now determine the exact amount of the losses incurred by the members of the purported class, the Fund believes that such losses do not exceed $25 million and could be less. The amount of the outstanding shares of the Fund has been rapidly diminishing since 1994.

The Plaintiff made a motion to permit the action to proceed as a class action and in which the Plaintiff would serve as the sole class representative of all persons who acquired shares of the Fund from July 1, 1993 through August 31, 1994. On August 1, 1997, the Court denied the Plaintiff's motion. If the Plaintiff were to appeal the Court's denial and if he were to prevail on the appeal as well as the merits of his case, the Fund's potential loss could be as much as $25 million, which is substantially more than its assets.

After conferring with its special counsel, the Fund concluded that the substantive allegations of the amended complaint are without merit. Although there can be no assurance of the outcome of the action, based upon the Fund's belief, it has not established a reserve for potential losses other than the expense of the defense. The Fund has vigorously defended the action and intends to continue to do so if the Plaintiff proceeds. The Fund's officers and directors are entitled to be indemnified by the Fund to the full extent permitted by law.

The Fund has borne no expenses related to the above litigation for the six months ended November 30, 2001. As of November 30, 2001, the Fund has recovered a total of $193,873 from its insurance carrier relating to prior years expenses.

On August 4, 1995 the Fund commenced an action against Kouri Capital Group, Inc. ('KCG') and Pentti Kouri in the Supreme Court of the State of New York, County of New York. The action was based upon a Stock Purchase Agreement between the Fund and KCG pursuant to which KCG agreed to repurchase certain shares issued thereby and sold to the Fund for $4,400,000. Such obligation of KCG was personally guaranteed by Mr. Kouri. Neither KCG nor Mr. Kouri has honored its or his obligation to the Fund. The Fund

                 ---------------------------------------------
                        THE AMERICAN HERITAGE FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                         NOVEMBER 30, 2001 (UNAUDITED)
                                  (Continued)
                 ---------------------------------------------


sought a recovery in the amount of $4,400,000 plus interest. The defendants denied the substantive allegations of the Complaint and asserted counterclaims which would declare their obligations to the Fund to have been terminated and to obtain damages in excess of $4,400,000. The Fund, after conferring with its special counsel, concluded that the substantive allegations of the counterclaims were without merit. Although there could be no assurance of the outcome of the action, based upon the Fund's belief, the Fund did not establish a reserve for potential losses other than the expense of its defense of the counter claims. Upon agreement of the parties, the action has been dismissed without prejudice. The Fund has borne all expenses related to the above litigation.
For the six months ended November 30, 2001, there were no expenses relating to the litigation which were borne by the Fund.

NOTE 9. LIQUID SECURITIES AND CERTAIN OTHER RELATED PARTY TRANSACTIONS

Based solely on the reported trading volume, the Fund's investments in the securities of Senetek PLC (Senetek) and ADM Tronics Unlimited, Inc (ADM), which represented 90% and 7% of the Fund's net assets on November 30, 2001, respectively, would not be considered to be liquid. The Fund, however, has determined that the investments are liquid primarily based on reported trading volume and an offer from The Global Opportunity Fund Limited (Global) to purchase up to 1,000,000 shares of the Fund's 1,464,300 shares of Senetek and up to 1,500,000 of the Fund's 2,000,000 shares of ADM at the market price at the time of the purchase. Global is a foreign company. Heiko H. Thieme is the chief executive officer of both Global and the Fund and makes the investment decisions for both of them. Global's offer will remain open until written notification of the withdrawal of the offer is received from Global or the offer is accepted by the Fund. Global has agreed that any litigation with respect to the offer be brought in the courts of New York County in the State of New York or the US District Court for the Southern District of New York and agreed to waive any jurisdictional defense or any defense to the effect the offer and acceptance of it is not enforceable in accordance with its terms. There were no transactions during the six months ended November 30, 2001 between the Fund and Global.

                        THE AMERICAN HERITAGE FUND, INC.
                        FINANCIAL HIGHLIGHTS AND RELATED
                            RATIO/SUPPLEMENTAL DATA
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       SIX MONTHS ENDING
                                         NOVEMBER 30,                FOR FISCAL YEARS ENDED MAY 31,
                                             2001          --------------------------------------------------
                                          (UNAUDITED)         2001         2000         1999         1998
                                       -----------------   ----------   ----------   ----------   -----------
Net asset value, beginning of
  period.............................     $     0.18       $     0.27   $     0.28   $     0.93   $      0.83
Income (loss) from investment
  operations:
    Net investment income (loss).....          (0.01)           (0.07)       (0.04)       (0.04)        (0.04)
    Net gains (losses) on securities
      (both realized and
      unrealized)....................          (0.07)           (0.02)        0.03        (0.61)         0.14
                                          ----------       ----------   ----------   ----------   -----------
Total from investment operations.....          (0.08)           (0.09)       (0.01)       (0.65)         0.10
Less distributions:
    Dividends (from net investment
      income)........................           0.00             0.00         0.00         0.00          0.00
    Distributions (from capital
      gains).........................           0.00             0.00         0.00         0.00          0.00
                                          ----------       ----------   ----------   ----------   -----------
Net asset value, end of period.......     $     0.10       $     0.18   $     0.27   $     0.28   $      0.93
                                          ----------       ----------   ----------   ----------   -----------
                                          ----------       ----------   ----------   ----------   -----------
Total return.........................       (44.44)%         (33.33)%      (3.57)%     (69.89)%        12.05%
Net assets, end of period............     $1,095,732       $1,973,431   $3,473,766   $4,348,413   $16,890,738
Ratio of expenses to average net
  assets.............................         17.71%*          11.53%        8.37%        8.88%         5.85%
Ratio of net loss to average net
  assets.............................       (17.08)%*        (10.96)%      (7.90)%      (8.67)%       (4.08)%
Portfolio turnover rate..............             6%               1%          13%       1,528%        1,180%

* Annualized

   The accompanying notes are an integral part of these financial statements.

                        THE AMERICAN HERITAGE FUND, INC.


                                 PRIVACY NOTICE
                                 --------------

The American Heritage Fund, Inc. considers the privacy of its shareholders to be a matter of utmost importance. Any personal data provided to us will be treated with the highest level of regard for the confidentiality of personal and financial information.

In the course of establishing or maintaining a customer relationship we may collect nonpublic information about you provided on forms and applications and -- in some cases -- through electronic media. We also collect information about your transactions with us, our affiliates, and others.

In order to service your account, effect your transactions and mail correspondence to you, we provide your personal information to other independent firms that specialize in providing these services. These agents and service providers are required to treat the information confidentially and use it only for the purpose of which it is provided.

We do not disclose any nonpublic personal information about you to any unaffiliated third party, except as permitted or required by law. We restrict access to this information to those employees who need to know that information to provide products or services to you.

If you close your account with us, The American Heritage Fund, Inc. will continue to adhere to the privacy policies and practices described in this notice.

                                                                                 THE
                                                                                 AMERICAN
                                                                                 HERITAGE
                                                            [Logo]               FUND, INC.
                                                        ---------------------------------------------------------
                                                                                 SEMI-ANNUAL
                                                                                 REPORT
                                                                                 November 30, 2001

                                            This report and the financial
                                            statements contained herein are
                                            submitted for the general
                                            information of shareholders and are
                                            not authorized for distribution to
                                            prospective investors unless
                                            preceded or accompanied by an
                                            effective prospectus. Nothing herein
                                            contained is to be considered an
                                            offer of sale or solicitation of an
                                            offer to buy shares of The American
                                            Heritage Fund, Inc. Such offering is
                                            made only by prospectus, which
                                            includes details as to offering
                                            price and other material
                                            information.



       THE AMERICAN HERITAGE FUND, INC.
       1370 Avenue of the Americas
       New York, NY 10019

       ADDRESS CORRECTION REQUESTED